UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2006

Weida Communications, Inc.

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-10366	22-2582847
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

635 W. Lakeside Ave, Suite 203

Cleveland, Ohio 44113

(Address of Principal Executive Offices)

(216) 479-0800

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 4        Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 6, 2006, our auditors, Friedman LLP, resigned

As previously reported, we retained Friedman as our auditor as of July 19, 2005. Friedman did not audit our financial statements for the year ended June 30, 2005, or for any other period, as we were not in a position to pay it for an audit.

During the period from the date we retained Friedman through the date of the resignation, we did not have any disagreements with Friedman on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which if not resolved to Friedman’s satisfaction would have caused it to make reference to the subject matter thereof in connection with its independent auditor's report had such a report been provided.

We have provided Friedman with a copy of the above disclosures and asked that it furnish us with a letter addressed to the Commission stating whether it agrees with those disclosures.  A copy of that letter is attached hereto as Exhibit 16.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)

Exhibits

16

Letter from Friedman LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WEIDA COMMUNICATIONS, INC. (Registrant)

By:	/s/ Richard Szekelyi
Richard Szekelyi
Chief Financial Officer

Dated: February 7, 2006

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